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                                                                  EXHIBIT 10.6



                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                  (Term Loan)


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Third Amendment"), dated as of June 11, 1996, is made by and between

         RIDGEVIEW, INC., a corporation organized and existing under the laws of the State of North Carolina (the "Borrower"); and

         NATIONSBANK, N.A. (SOUTH), a national banking association organized and existing under the laws of the United States (the "Lender").


RECITALS:

         A. The Borrower and the Lender entered into that certain Loan and Security Agreement (Term Loan), dated January 10, 1995, as amended (the "Loan Agreement").

         B. The Borrower and the Lender have agreed to modify and amend the Loan Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1.      The Loan Agreement is hereby amended as follows:

                 (a) Section 10.6 is amended in its entirety so that such Section now reads as follows:

                          Section 10.6 Restricted Distributions and Payments, Etc. Declare or make any Restricted Distribution or Restricted Payment other than (i) loans to officers, directors, shareholders, subsidiaries and Affiliates not to exceed $50,000.00 at any time outstanding or (ii) dividends paid to the shareholders of the Borrower during fiscal year 1996 in an amount up to $50,000.00 regardless of whether a Default or Event of Default hereunder exists immediately prior to or after the payment of any such dividends.

                 (b) All references to "NationsBank of Georgia, N.A." are replaced with references to "NationsBank, N.A. (South)".

         2. Except as hereby modified, all the terms and provisions of the Loan Agreement remain in full force and effect.

         3. The Borrower will execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this Third Amendment and will cause to be delivered





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such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, the Borrower will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.

         4. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one counterpart.

         5. This Third Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Georgia and shall be subject to the provisions of Section 12.5 and 12.6 of the Loan Agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their fully authorized officers as of the day and year first above written.


                                  RIDGEVIEW, INC.
ATTEST:

By  /s/ Susan Gaither Jones       By  /s/ Hugh R. Gaither
    -----------------------           ----------------------------
Title  Asst. Secretary            Title  President & CEO
       --------------------              -------------------------
       (Corporate Seal)


                                  NATIONSBANK, N.A. (SOUTH)

                                  By  /s/ Scott Goldstein
                                      ----------------------------
                                  Title  VP
                                         -------------------------

       Agreed to and accepted by the undersigned in its capacity as a guarantor.

                                  SENECA KNITTING MILLS CORPORATION

ATTEST:

By  /s/ Susan Gaither Jones       By  /s/ Hugh R. Gaither
    -----------------------           ----------------------------
Title  Asst. Secretary            Title  President
       --------------------              -------------------------
       (Corporate Seal)


                                  GPM CORPORATION

ATTEST:

By  /s/ Susan Gaither Jones       By  /s/ Hugh R. Gaither
    -----------------------           ----------------------------
Title  Asst. Secretary            Title  President
       --------------------              -------------------------
       (Corporate Seal)



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